-1-
                        SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                      of 1934 (Amendment No.______)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


Federated Growth Trust
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ]  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[ X ] Fee paid previously with preliminary proxy materials.






[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         _______________________________________________________________

      2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________

      3) Filing Party:
         _______________________________________________________________

      4) Date Filed:
         _______________________________________________________________




                             FEDERATED GROWTH TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 14, 1995

    A Special Meeting of the shareholders (the "Shareholders") of Federated Growth Trust (the "Trust") will be held at the Trust's principal offices on the 19th Floor of Federated Investors Tower, Grant Street and Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m., August 14, 1995, for the following purposes:

    (1) To elect three new Trustees;

    (2) To approve or disapprove an amendment to the Trust's Declaration of Trust to allow the Trustees to make changes to the name of the Trust without Shareholder approval;

    (3) To approve or disapprove amendments to the Trust's Declaration of Trust to allow the Trust to establish and designate separate series and classes of shares;

    (4) To approve or disapprove an amendment to the Trust's Declaration of Trust to allow a sale and conveyance of any individual portfolio of the Trust or any of the Trust's assets to another open-end management investment company by majority vote;

    (5) To approve or disapprove an amendment to the Trust's Declaration of Trust to allow the Trustees to liquidate and dissolve any individual portfolio of the Trust or the entire Trust without shareholder approval if they deem such action to be in the best interest of the Shareholders; and

    (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Trustees has fixed June 15, 1995, as the record date for determination of Shareholders entitled to vote at the meeting.

                                                 By Order of the Trustees

                                                     JOHN W. MCGONIGLE
                                                         Secretary

June 28, 1995
                   SIGN, DATE, AND RETURN THE ENCLOSED PROXY
                      PROMPTLY TO AVOID ADDITIONAL EXPENSE

    YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             FEDERATED GROWTH TRUST
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Trustees"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally on August 14, 1995, at the special meeting of Shareholders (the "Special Meeting"). The cost of preparing and mailing the notice of meeting, this proxy statement, proxy card, and any additional proxy material has been or is to be borne by the Trust.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or of Federated Services Company (the Trust's transfer agent) or Federated Administrative Services (the Trust's administrator). In the event that a Shareholder signs and returns the proxy ballot but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

     On June 15, 1995, the Trust had outstanding 10,339,661 shares of beneficial interest (the "Shares"), each Share being entitled to one vote and fractional Shares being entitled to fractional votes. Only Shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting. One-fourth of the outstanding shares of the Trust, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the vote required to elect Trustees will be determined with reference to a percentage of votes cast at the Special Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust will furnish, without charge, a copy of the annual report and most recent semi-annual report succeeding the annual report, if any, to any Shareholder of record of the Trust upon request. To request an annual and/or semi-annual report, call 1-800-235-4669, or send a written request to Betsy Hamilton at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Board of Trustees proposes to mail this proxy statement and the enclosed notice of meeting and proxy card on or about June 28, 1995.



                           ELECTION OF THREE TRUSTEES

     At the Special Meeting, votes will be taken on the election of John T. Conroy, Jr., Peter E. Madden, and Dr. John E. Murray, Jr., as Trustees of the Trust to hold office until the election and qualification of their successors. At the meeting of the Board of Trustees held May 15, 1991, J. Joseph Maloney, Jr., a Trustee of the Trust, informed the Board of Trustees that he was resigning as a Trustee of the Trust. Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Maloney and the decision to expand the size of the Board of Trustees. They are currently serving as Trustees and have consented to continue to serve if elected. Dr. Murray has also consented to serve if elected. Election of a Trustee requires the affirmative vote of the plurality of the votes cast at the Special Meeting.

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the Shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. Within three months of such appointment, the Trustees shall mail a notice of such appointment to each Shareholder. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the Shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office will call a Shareholder meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of Shareholders called for the purpose of electing Trustees.

     The following is a complete list of the persons currently serving as Trustees of the Trust:

TRUSTEES STANDING FOR ELECTION:
- --------------------------------------------------------------------------------
John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, Florida
Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R.
Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
Peter E. Madden
70 Westcliff Road
Westin, Massachusetts
Birthdate: March 16, 1942

Trustee

Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.
- --------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, Pennsylvania
Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica,
Murray and Hogue; Director, Trustee, or Managing General Partner of the Funds.
- --------------------------------------------------------------------------------

PREVIOUSLY ELECTED TRUSTEES:
- --------------------------------------------------------------------------------
John F. Donahue+*
Federated Investors Tower
Pittsburgh, Pennsylvania
Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp.; Chairman, Passport Research, Ltd.; Director, AEtna Life and Casualty Company; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Vice President of the Trust.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
William J. Copeland
One PNC Plaza--23rd Floor
Pittsburgh, Pennsylvania
Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.
- --------------------------------------------------------------------------------
James E. Dowd
571 Hayward Mill Road
Concord, Massachusetts
Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee,
or Managing General Partner of the Funds.
- --------------------------------------------------------------------------------
Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, Pennsylvania
Birthdate: October 11, 1932

Trustee

Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member,
Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.
- --------------------------------------------------------------------------------
Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center--Suite 674
Pittsburgh, Pennsylvania
Birthdate: June 18, 1924

Trustee

Attorney-at-law; Partner, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N
Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director,
Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center--Suite 674
Pittsburgh, Pennsylvania
Birthdate: October 6, 1926

Trustee

Attorney-at-law; Partner, Henny, Kochuba, Meyer and Flaherty; Chairman,
Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman, Horizon
Financial, F.A.
- --------------------------------------------------------------------------------
Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, Pennsylvania
Birthdate: September 14, 1925

Trustee

Professor, Foreign Policy and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Slovak Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus,
University of Pittsburgh; formerly, Chairman, National Advisory Council for Environmental Policy and Technology.
- --------------------------------------------------------------------------------
Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, Pennsylvania
Birthdate: July 21, 1935

Trustee

Public relations/marketing consultant; Director, Trustee, or Managing General Partner of the Funds.
- --------------------------------------------------------------------------------

* This Trustee is deemed to be an "interested person" of the Trust as defined in the 1940 Act.

+ Member of the Executive Committee. The Executive Committee of the Board of
  Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

     As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Cash Management Trust; Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated


ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insight Institutional Series, Inc.; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; and World Investment Series, Inc.

TRUSTEES COMPENSATION
- --------------------------------------------------------------------------------

        NAME AND            AGGREGATE
      POSITION WITH       COMPENSATION             TOTAL COMPENSATION PAID
        THE TRUST        FROM THE TRUST*           FROM THE FUND COMPLEX+
- -----------------------------------------------------------------------------------------------------
John F. Donahue
Chairman and Trustee         $     0      $      0  for the Trust and
                                                68  other investment companies in the Fund Complex
John T. Conroy, Jr
Trustee                      $ 1,566      $117,202  for the Trust and
                                                64  other investment companies in the Fund Complex
William J. Copeland
Trustee                      $ 1,566      $117,202  for the Trust and
                                                64  other investment companies in the Fund Complex
James E. Dowd
Trustee                      $ 1,566      $117,202  for the Trust and
                                                64  other investment companies in the Fund Complex


        NAME AND            AGGREGATE
      POSITION WITH       COMPENSATION                           TOTAL COMPENSATION PAID
        THE TRUST        FROM THE TRUST*                         FROM THE FUND COMPLEX+
- -----------------------------------------------------------------------------------------------------
Lawrence D. Ellis, M.D.
Trustee                      $ 1,419      $106,460  for the Trust and
                                                64  other investment companies in the Fund Complex
Edward L. Flaherty, Jr.
Trustee                      $ 1,566      $117,202  for the Trust and
                                                64  other investment companies in the Fund Complex
Peter E. Madden
Trustee                      $ 1,419      $ 90,563  for the Trust and
                                                64  other investment companies in the Fund Complex
Gregor F. Meyer
Trustee                      $ 1,419      $106,460  for the Trust and
                                                64  other investment companies in the Fund Complex
John E. Murray, Jr.
Trustee                      $     0      $      0  for the Trust and
                                                69  other investment companies in the Fund Complex
Wesley W. Posvar
Trustee                      $ 1,419      $106,460  for the Trust and
                                                64  other investment companies in the Fund Complex
Marjorie P. Smuts
Trustee                      $ 1,419      $106,460  for the Trust and
                                                64  other investment companies in the Fund Complex
- -----------------------------------------------------------------------------------------------------

* Information is furnished for the fiscal year ended October 31, 1994.

+ The information is provided for the last calendar year.

     If the nominees for election as Trustees named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a Trustee shall be nominated by the Executive Committee. The Board of Trustees has no reason to believe that the nominees will become unavailable for election as Trustees.

     During the fiscal year ended October 31, 1994, there were four meetings of the Board of Trustees. The Trustees who are not interested persons of the Trust as a group received fees totaling $13,359. All Trustees were reimbursed for expenses for attendance at meetings.

     Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the functions of the Audit Committee are to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

     Messrs. Flaherty, Copeland, Conroy, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. J. Joseph Maloney, Jr., previously a member of the Audit Committee, served until March 21, 1991. At its Meeting on May 15, 1991, the Board of Trustees appointed Mr. Copeland to the Audit Committee. At its Meeting on August 24, 1993, the Board of Trustees appointed Mr. Conroy to the Audit Committee. During the fiscal year ended October 31, 1994, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present at each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

     The Executive Officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and dates of birth (in parentheses) of the executive officers of the Trust who are not listed above and their principal occupations during the last five years are as follows: Glen R. Johnson (May 2, 1929), President of the Trust, is Trustee, Federated Investors; staff member, Federated Securities Corp. and Federated Administrative Services; and President and/or Trustee of some of the Funds. J. Christopher Donahue (April 11, 1949), Vice President of the Trust, is President and Trustee, Federated Investors, Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; and Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust. Richard B. Fisher (May 17, 1923), Vice President of the Trust, is Executive Vice President and Trustee, Federated Investors; Director, Federated Research Corp.; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; and Director or Trustee of some of the Funds. Edward C. Gonzales (October 22, 1930), Vice President and Treasurer of the Trust, is Vice President, Treasurer, and Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Executive Vice President, Treasurer, and Trustee, Federated Securities Corp.; Trustee, Federated Services Company and Federated Shareholder Services; Chairman, Treasurer, and Trustee, Federated Administrative Services; Vice President and Treasurer of the Funds; and Trustee or Director of some of the Funds. John W. McGonigle (October 26, 1938), Vice President and Secretary of the Trust, is Vice President, Secretary, General Counsel, and Trustee,



Federated Investors; Vice President, Secretary, and Trustee, Federated Advisers, Federated Management, and Federated Research; Vice President and Secretary, Federated Research Corp. and Passport Research, Ltd.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; Secretary and Trustee, Federated Shareholder Services; Executive Vice President and Director, Federated Securities Corp.; and Vice President and Secretary of the Funds. Messrs. Fisher, Gonzales, Johnson and McGonigle have been officers of the Trust since April 17, 1984. Mr. J. C. Donahue has been an officer of the Trust since April 25, 1989.

     Officers and Trustees own less than 1% of the Trust's outstanding shares.

     Federated Administrative Services is the Trust's Administrator. During the fiscal year ended October 31, 1994, the Trust paid $410,620 for these services.

     In addition, Dr. Henry J. Gailliot, an officer of Federated Management, the adviser to the Trust, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.

     Federated Securities Corp., the principal underwriter for the Trust, and Federated Administrative Services are both wholly-owned subsidiaries of Federated Investors. Their address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

                       THE BOARD OF TRUSTEES OF THE TRUST
                        UNANIMOUSLY RECOMMENDS THAT THE
                 SHAREHOLDERS APPROVE THE ELECTION OF TRUSTEES

                            ------------------------

                              FEDERATED INVESTORS

     The following officers and Trustees of Federated Investors are also officers of the Trust. All of the Class A (Voting) shares of Federated Investors are owned by a trust, the trustees of which are: John F. Donahue, Chairman, Chief Executive Officer, and Trustee of Federated Investors, Rhodora J. Donahue, wife of John F. Donahue, and J. Christopher Donahue, son of John F. Donahue and President, Chief Operating Officer, and Trustee of Federated Investors.* Officers and Trustees of the Trust who own Class B shares (Non-Voting), their positions with Federated Investors, and the number of Class B shares beneficially owned by such persons (in parentheses) are: John F. Donahue*, Trustee, Chairman, and Chief Executive Officer (636,942); J. Christopher Donahue,* Trustee, President, and Chief Operating Officer (837,140); Richard B. Fisher, Trustee, Vice President, and Assistant Secretary (335,000); Glen R. Johnson, Trustee (734,000); Edward C. Gonzales*, Trustee, Vice President, and Treasurer (400,000); and John W. McGonigle*, Trustee, Vice President, General Counsel, and Secretary (1,000,000).
                            ------------------------



     * The number of shares of Federated Investors indicated may include shares of Federated Investors held jointly with spouses or other family members, shares of Federated Investors held by family-owned partnerships or other business organizations, shares of Federated Investors held by spouses and other family members and/or shares of Federated Investors held in trust for one or more family members. The listed individuals disclaim beneficial ownership of shares of Federated Investors held by spouses, other family members and trusts, and by family-owned partnerships or other business organizations to the extent not owned by them.
                            ------------------------

                              INDEPENDENT AUDITORS

     Representatives of Ernst & Young LLP, the independent auditors for the Trust, are not expected to be present at the Special Meeting, but, if in attendance, they will be given the opportunity to make a statement if they so desire and will otherwise be available should any matter arise requiring their presence.
                            ------------------------

                   APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO
                   THE TRUST'S DECLARATION OF TRUST TO ALLOW
                  THE TRUSTEES TO MAKE CHANGES TO THE NAME OF
                     THE TRUST WITHOUT SHAREHOLDER APPROVAL

     The Board of Trustees, at its meeting on May 19, 1995 unanimously approved an amendment to the Declaration of Trust (the "Declaration") to permit the Trustees to make changes to the name of the Trust without shareholder approval. Shareholders are being asked to approve the same amendment.

     This amendment would permit the Trustees to exercise the authority to change the name of the Trust without the Trust incurring the expense associated with a Shareholder Vote. Shareholders are being asked to approve or disapprove amendments to the Declaration to allow the Trust to establish and designate separate series and classes of shares. In order to accurately identify the Trust and distinguish it from each separate portfolio, if approved by Shareholders, and thus, to avoid confusion, the Trustees may find it appropriate to re-name the Trust.

     Article I, Section 1 currently reads as follows: "This Trust shall be known as 'Federated Growth Trust'." If approved by the Shareholders, Article I,
Section 1 would be amended to read as follows:

        "This Trust shall be known as 'Federated Growth Trust,' and the Trustees may conduct the business of the Trust under that name or any other name as they may determine from time to time."



     In the event that the amendment is not approved by Shareholders, this Section of the Declaration will remain as it currently exists, and the Trustees will consider what action, if any, should be taken. Shareholder approval of the proposed amendment to the Declaration requires the affirmative vote of: (a) 67% or more of the Shares of the Trust present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Trust, whichever is less.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                      APPROVE THE AMENDMENT TO THE TRUST'S
                   DECLARATION OF TRUST TO ALLOW THE TRUSTEES
                       TO MAKE CHANGES TO THE NAME OF THE
                       TRUST WITHOUT SHAREHOLDER APPROVAL

                            ------------------------

                  APPROVAL OR DISAPPROVAL OF AMENDMENTS TO THE
        TRUST'S DECLARATION OF TRUST TO ALLOW THE TRUST TO ESTABLISH AND
                DESIGNATE SEPARATE SERIES AND CLASSES OF SHARES

     Shareholders are also being asked to approve amendments to the Declaration to furnish the Trust with the flexibility to add separate investment portfolios as series of the Trust (the "portfolios") and to designate classes of shares within a portfolio. Currently, the Trust is constrained by its Declaration to provide a single investment portfolio issuing only one class of shares. Conditioned upon approval of the amendment that would allow the issuance of separate series and classes of shares, it is proposed that existing Shareholders of the Trust will be designated as holders of a separate investment portfolio of the Trust.

     At a meeting held on May 19, 1995, the Trustees approved the proposed amendments to the Declaration, as well as a proposal to create three classes of shares, which are described below. As a technical matter, this would result in the Trust having one portfolio, comprised of three distinct classes of shares. These actions are subject to approval by the Shareholders of the proposed amendment to the Declaration. There is presently no intention to add classes other than as described, although the proposed amendment to the Declaration would permit the Trustees to take such actions at a future date, without first seeking Shareholders' approval. As discussed further below, these actions are being recommended because they may be advantageous for the Trust and its Shareholders.

     The Trustees believe that the added flexibility provided by the proposed amendments to the Declaration to permit the creation of separate series and classes of shares may enhance the marketing opportunities for the Trust and provide investors with purchasing options best suited to their individual situations. This may attract more investment dollars, resulting in greater investment opportunities for the Trust. In addition, an increased asset size of the Trust may result in economies of scale and a reduction in the Trust's overall expense ratio. A reduction in the overall expense ratio may have a favorable effect on the Trust's net yield for all classes of shares.

General Characteristics of Portfolios and Classes

     Each share of a portfolio of the Trust would represent an equal and proportionate interest in the assets owned by such portfolio. Each share in a portfolio would have identical voting rights with each other share of the Trust outstanding for purposes of voting on issues that affect the Trust as a whole, such as the election of Trustees. All shares of all classes of each portfolio of the Trust would have equal voting rights on matters affecting that entire portfolio, such as changes in investment policies. On matters affecting only a particular class, such as certain distribution arrangements, only Shareholders of that class would be entitled to vote.

     Holders of shares would pay their allocable portion of portfolio and Trust expenses. The Trust expenses for which holders of shares would pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise. The portfolio expenses for which holders of shares pay their allocable portion include, but are not limited to: registering the portfolio and shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise.

     Each class of shares would be available through different distribution channels. All classes of shares would have the same rights and privileges, except that the amendments to the Declaration would authorize the Trustees to allocate expenses among the classes related to shareholder services and distribution methods ("Class Expenses"). Different Class Expenses borne by the classes would result in different dividends among the classes. This structure would cause classes having higher expense ratios to pay lower dividends than classes with lower expense ratios within a portfolio.

     The Board of Trustees would reserve the right to allocate Class Expenses to holders of shares on a class-by-class basis as it deems appropriate. In any case, Class Expenses would be limited to: expenses under a distribution plan adopted by the Trust with respect to that class of shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"); transfer agent fees as identified by the transfer agent as attributable to holders of a class of shares; printing and postage expenses related to preparing and distributing materials such as Shareholder reports, prospectuses, and proxies to current Shareholders; registration fees paid to the Securities and Exchange Commission and state securities commissions; expenses relating to administrative personnel and service as required to support holders of a class of shares; legal fees related solely to a class of shares; and Trustees' fees incurred as a result of issues relating solely to a class of shares.


     THE PROPOSED AMENDMENTS WOULD NOT ALTER THE RIGHTS AND PRIVILEGES OF CURRENT TRUST SHAREHOLDERS.

     If the proposal to amend the Declaration is adopted, the Trust currently intends to create three classes of shares, which will be designated "Class A Shares," "Class B Shares," and "Class C Shares." The existing shares would then be designated "Class A Shares." The Class A Shares will be subject to a front-end sales load, but will continue to be offered without the imposition of a sales charge to shareholders in the Trust as of the record date, trust departments, investment advisers, insurance companies, and certain retirement plans. The Class B Shares and Class C Shares are purchased at net asset value and would be subject to contingent deferred sales charges, at a rate or rates and for a period of time to be described in the prospectus for Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares and Class C Shares may differ in amount or duration depending upon which class of shares is purchased. In addition, Class B Shares and Class C Shares would be subject to a 12b-1 Plan, which would impose additional fees not borne by existing shares. Both Class B Shares and Class C Shares would be sold without an initial sales load.

BOARD OF TRUSTEES' RECOMMENDATION

     If approved by Shareholders, a new Section 5 will be added to Article III and shall read as set forth in Appendix A to this Proxy Statement. Further, if approved, the Declaration will be amended throughout to provide that shares of the Trust can be issued in one or more portfolios and in one or more classes. The Trustees have reviewed and unanimously approved the proposed amendment to the Declaration to allow the Trust to establish and designate separate series and classes of shares and has directed that it be submitted to Shareholders for their approval. In the event that the amendments to the Declaration to allow the Trust to establish and designate separate series and classes of shares are not approved by Shareholders, this Section of the Declaration will remain as it currently exists and the Trustees will consider what action, if any, should be taken. Approval requires the affirmative vote of: (a) 67% or more of the Shares of the Trust present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Trust, whichever is less.

             THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL OF THE PROPOSED AMENDMENTS TO THE TRUST'S DECLARATION OF TRUST TO ALLOW THE TRUST TO ESTABLISH AND DESIGNATE
                     SEPARATE SERIES AND CLASSES OF SHARES

                            ------------------------



                 APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE
              TRUST'S DECLARATION OF TRUST TO PERMIT SHAREHOLDERS
 TO APPROVE ANY PROPOSED SALE AND CONVEYANCE OF ANY INDIVIDUAL PORTFOLIO OF THE
                              TRUST OR ANY OF THE
         TRUST'S ASSETS TO ANOTHER INVESTMENT COMPANY BY MAJORITY VOTE

     Shareholders are being asked to approve an amendment to the Declaration to permit Shareholders to approve any proposed sale and conveyance of any individual portfolio of the Trust or any of the Trust's assets to another investment company by majority vote.

     There is currently no plan to sell and convey the assets of the Trust to any other investment company. To provide the Trust with maximum flexibility and in the event circumstances would change and the Trustees would determine that a sale and conveyance of assets would be in the best interest of the Shareholders, the Trustees are recommending the adoption of this proposed amendment to the Declaration.

     Article XII, Section 4(b) of the Declaration currently requires the approval of the holders of at least two-thirds of the outstanding Shares of the Trust to approve any sale and conveyance of the assets of the Trust. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of any sale and conveyance, the Trustees have recommended an amendment that would allow a majority vote, as opposed to a two-thirds vote, of the Shareholders to approve such a transaction.

     If approved by Shareholders, Article XII, Section 4(b) of the Declaration would be amended to read as follows:

     "(b) The Trustees, with the approval of the holders of a majority of the outstanding Shares, may by unanimous action sell and convey the assets of the Trust to another trust or corporation organized under the laws of any State of the United States, which is an investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust and which may include Shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the Trust then outstanding."

     In the event that the amendment to Article XII, Section 4(b) of the Declaration is not approved by Shareholders, this Section of the Declaration will remain as it currently exists and the Board of Trustees will consider what action, if any, should be taken. Approval requires the affirmative vote of: (a) 67% or more of the Shares of the Trust present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Trust, whichever is less.

             THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL
            OF THE AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO
              PERMIT SHAREHOLDERS TO APPROVE ANY PROPOSED SALE AND
CONVEYANCE OF ANY INDIVIDUAL PORTFOLIO OF THE TRUST OR ANY OF THE TRUST'S ASSETS
                             TO ANOTHER INVESTMENT
                           COMPANY BY MAJORITY VOTE.

                            ------------------------

                  APPROVAL OR DISAPPROVAL OF AMENDMENTS TO THE
                   TRUST'S DECLARATION OF TRUST TO ALLOW THE
TRUSTEES TO LIQUIDATE AND DISSOLVE ANY INDIVIDUAL PORTFOLIO OF THE TRUST OR THE
                              ENTIRE TRUST WITHOUT
             SHAREHOLDER APPROVAL IF THEY DEEM SUCH ACTION TO BE IN
                     THE BEST INTEREST OF THE SHAREHOLDERS

     Shareholders are being asked to approve an amendment to the Declaration to permit the Trustees to liquidate if they deem such action to be in the best interest of the Shareholders.

     There is currently no plan to liquidate and dissolve the Trust. The Declaration currently provides that "(s)ubject to a Majority Shareholder Vote, the Trustees may at any time sell and convert into money all of the assets of the Trust." This provision of the Declaration enables the Shareholders of the Trust to terminate the further management of the Trust. The Trustees have determined that the current provision presents a cumbersome structure under which the best interest of the Shareholders may not be served. By requiring the Trustees to solicit a Majority Shareholder Vote by means of a proxy solicitation and special meeting of the Shareholders, the Declaration greatly hinders the Trustees' ability to react quickly to market conditions and developments that may impact the economic viability of maintaining the Trust. By amending the Declaration, the Trustees will be able to act quickly upon their decision to sell the assets of the Trust.

     The revised Article XII, Section 4(c) shall read as follows:

     "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without Shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."



Risks Associated with Liquidation

     Although the Board of Trustees has established its own liquidity guidelines, as well as following parameters set forth by the Commission, there can be no assurances that a security will be liquid at the time of sale, particularly as applied to the liquidity of a Rule 144A Security. As a result, Shareholders could receive an unfavorable price for their Shares.


     Although the Trustees of the Trust may determine that the dissolution and liquidation is appropriate, the Shareholders should also consider the income tax effect of the dissolution and liquidation. If a dissolution and liquidation is commenced, the Shareholders will recognize a gain or loss on their investment for federal income tax purposes. The liquidation will be treated as a sale or exchange of Shares. A liquidation may occur at a time that may not meet the tax planning needs of an individual Shareholder. Any dissolution and liquidation will occur without further notice to Shareholders and, therefore, the timing of such liquidation may have a negative impact on the tax planning of a Shareholder for a particular tax year or may leave a Shareholder with insufficient time in a tax year to do any additional tax planning. A liquidation could also occur at a time that leaves the Shareholder with limited options to conduct personal investment portfolio tax planning. The treatment of the liquidation as a sale or exchange of Shares may also have a state income tax effect. The taxable effect to a Shareholder will be in the taxable year in which liquidation occurs. Shareholders are urged to consult with their tax advisers regarding federal, state, and local tax issues.

     In the event that the amendment to the Declaration to allow the Trustees to liquidate and dissolve the Trust is not approved by Shareholders, this Section of the Declaration will remain as it currently exists and the Trustees will consider what action, if any, should be taken. Approval requires the affirmative vote of: (a) 67% or more of the Shares of the Trust present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Trust, whichever is less.

                THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENTS
                TO THE TRUST'S DECLARATION OF TRUST TO ALLOW THE
              TRUSTEES TO LIQUIDATE AND DISSOLVE THE TRUST WITHOUT
             SHAREHOLDER APPROVAL IF THEY DEEM SUCH ACTION TO BE IN
                     THE BEST INTEREST OF THE SHAREHOLDERS

                             ------------------------



                          OTHER MATTERS AND DISCRETION
                        OF ATTORNEYS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement, the only business which the Board of Trustees intends to present or knows that others will present is the business mentioned in the notice of meeting. If any other matters lawfully come before the Special Meeting, and as to all procedural matters at the meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

     If, at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     As of June 15, 1995, to the best knowledge of the Trust, there were no beneficial owners of 5% or more of the outstanding shares of the Trust.

     If you do not expect to attend the Special Meeting, please mark, sign, and date your proxy and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                 By Order of the Trustees

                                                    John W. McGonigle
                                                        Secretary
June 28, 1995


                                   APPENDIX A

Section 5. Establishment and Designation of Series or Class.

     Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the initial Series shall be, and is established and designated as, Federated Growth Fund.

     Shares of any Series or Class established in this Section 5 shall have the following relative rights and preferences:

     (a) Assets belonging to Series or Class. All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series or Class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series or Class. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series or Class (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series or Classes established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series or Class shall belong to that Series or Class. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

     (b) Liabilities Belonging to Series or Class. The assets belonging to each particular Series or Class shall be charged with the liabilities of the Trust, with respect to that Series or Class, and all expenses, costs, charges and reserves attributable to that Series or Class, and any general liabilities of the Trust, which are not readily identifiable as belonging to any particular Series or Class, shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes established and designated, from time to time, in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series or Class are herein referred to as "liabilities belonging to" that Series or Class. Each allocation of liabilities belonging to a Series or Class by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.


     (c) Dividends, Distributions, Redemptions, Repurchases, and Indemnification. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article X, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of, the Shares of any Series or Class shall be effected by the Trust, other than from the assets belonging to such Series or Class, nor except as specifically provided in Section 1 of Article XI hereof, shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets belonging to any other Series or Class, except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class.

     (d) Voting. Notwithstanding any of the other provisions of this Declaration of Trust, including, without limitation, Section 1 of
        Article VIII, only Shareholders of a particular Series or Class shall be entitled to vote on any matters affecting such Series or Class. Except with respect to matters as to which any particular Series or Class is affected materially, differently, or as otherwise required by applicable law, all of the Shares of each Series or Class shall, on matters as to which such Series or Class is entitled to vote, vote with other Series or Classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more Series or Classes as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such Series or Classes, separately.

     (e) Fraction. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares, and termination of the Trust or of any Series or Class.

     (f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more of the other Series or Classes in accordance with such requirements and procedures, as may be established by the Trustees.

     (g) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class, unless otherwise required by applicable law, to combine the assets and liabilities belonging to a single Series or Class with the assets and liabilities of one or more other Series or Classes.

     (h) Elimination of Series or Classes. The Trustees shall have the authority, without the approval of Shareholders of any Series or Class, unless otherwise required by applicable law, to amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof.


CMR506011
314190109
G01158-01(6/95)



FEDERATED GROWTH TRUST - SPECIAL MEETING OF SHAREHOLDERS AUGUST 14, 1995
- -
CUSIP NO. 314190109



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of FEDERATED GROWTH TRUST hereby appoint Gia Albanowski, Patricia F. Conner, Patricia L. Godlewksi, Suzanne W. Land, and Robert C. Rosselot, or any one of them, true and lawful attorneys, with power of substitution of each, to vote all Shares of FEDERATED GROWTH TRUST which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 14, 1995, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.


Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSAL(S)

1)  ELECTION OF THREE NEW TRUSTEES;

2) APPROVAL OF AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO ALLOW THE TRUSTEES TO MAKE CHANGES TO THE NAME OF THE TRUST WITHOUT SHAREHOLDER APPROVAL;

3) APPROVAL OF AMENDMENTS TO THE TRUST'S DECLARATION OF TRUST TO ALLOW THE TRUST TO ESTABLISH AND DESIGNATE SEPARATE SERIES AND CLASSES OF SHARES;

4) APPROVAL OF AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO ALLOW A SALE AND CONVEYANCE OF ANY INDIVIDUAL PORTFOLIO OF THE TRUST OR ANY OF THE TRUST'S ASSETS TO ANOTHER OPEN-END MANAGEMENT
    INVESTMENT COMPANY BY MAJORITY VOTE; AND

5) APPROVAL OF AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST TO ALLOW THE TRUSTEES TO LIQUIDATE AND DISSOLVE ANY INDIVIDUAL
    PORTFOLIO OF THE TRUST OR THE ENTIRE TRUST WITHOUT SHAREHOLDER APPROVAL IF THEY DEEM SUCH ACTION TO BE IN THE BEST INTEREST OF THE SHAREHOLDERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS
INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER. The approval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in-stub, appears through the window of the envelope.

FEDERATED GROWTH TRUST                          PROXY VOTING MAIL-IN STUB

RECORD DATE SHARES
Please sign EXACTLY as your name(s) appear below. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all parties should sign.

                            PROPOSAL 1: ELECTION OF TRUSTEES. To with-hold authority to vote for a nominee, strike a line through the nominee's name in the list below:
                            ____ FOR all nominees listed below
                            ____ Vote withheld for all nominees listed
below
                            ____ FOR all nominees listed below (except as
                                 marked to the contrary below)

                           J.T. Conroy, Jr.   P.E. Madden   J.E. Murray,
                           Jr.

                                PROPOSAL(S)

                                2) FOR ____   AGAINST ____   ABSTAIN ____

Dated: _______________, 19_     3) FOR ____   AGAINST ____   ABSTAIN ____

___________________________     4) FOR ____   AGAINST ____   ABSTAIN ____

___________________________     5) FOR ____   AGAINST ____   ABSTAIN ____

Signature(s) of Shareholders(s)